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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2003

AARON RENTS, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia (State or other Jurisdiction of Incorporation or Organization)	0-12385 (Commission File Number)	58-0687630 (IRS Employer Identification No.)
309 E. Paces Ferry Road, NE Atlanta, Georgia (Address of principal executive offices)	30305-2377 (Zip code)

Registrant's telephone number, including area code: (404) 231-0011

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)
Financial Statements of Businesses Acquired.

        None.

(b)
Pro Forma Financial Information.

        None.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press Release (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this Report)

ITEM 9. REGULATION FD DISCLOSURE.

        Pursuant to Exchange Act Release 47583, Aaron Rents, Inc. ("Aaron Rents") is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

        On April 7, 2003, Aaron Rents issued the press release furnished herewith as Exhibit 99.1 hereto.

        The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1993 if such subsequent filing specifically references this Form 8-K.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON RENTS, INC.
By:	/s/ Gilbert L. Danielson Gilbert L. Danielson Executive Vice President, Chief Financial Officer

Date: April 8, 2003

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES